GEOVIC RECEIVES NOTICE OF REVIEW OF CONTINUED LISTING ELIGIBILITY FROM THE TORONTO STOCK EXCHANGE

May 5, 2014 – Denver, CO, USA – Geovic Mining Corp. (“Geovic” or the “Company”) (TSX:GMC, OTCBB:GVCM) has received notice (the “Notice”) from the Toronto Stock Exchange (the “TSX”) that the TSX is reviewing the Company’s eligibility for the continued listing of its common stock on the TSX (the “Continued Listing Review”). The TSX has granted the Company 30 days to demonstrate that it complies with all of the TSX continued listing requirements that are applicable to the Company. If the Company cannot demonstrate that it meets all such requirements on or before June 3, 2014, the Company’s shares of common stock will be delisted from the TSX within 30 days from such date.

The TSX has advised the Company that the Continued Listing Review is being conducted in connection with the Company’s issuance of promissory notes (the “Notes”) to certain related parties in 2013 and the first quarter of 2014. Specifically, the Notice states that the Company failed to seek the TSX’s prior approval of the Notes transaction and prior disinterested shareholder approval for the issuance of the Notes, in each case as required under the Section 501 (c) of the TSX Company Manual. The Notice also states that the Company appears to have breached the TSX’s Timely Disclosure Policy for its failure to news release the key details of the Notes, including the interest rates, which the TSX does not believe are commercially reasonable.

The Company intends to provide the TSX with written submissions addressing the deficiencies identified in the Notice.

About Geovic

Geovic is a U.S.-based corporation whose principal asset is a 60.5% indirect ownership of a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, Africa. Additional Company initiatives and project information may be found on the websites www.sedar.com, and www.sec.gov. For more information, please go to www.geovic.net or contact:

Michael Mason

Chairman and CEO

Geovic Mining Corp.

Direct (303) 476-6455

mt_mason@msn.com

On behalf of the Board

Michael T. Mason, CEO

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the Continued Listing Review and the Company’s satisfaction of the TSX continued listing requirements and the merits of the Company’s mineral projects. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or statements that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to the Company’s ability to satisfy the TSX continued listing requirements, exploration activities and operations; actual results of current exploration activities; conclusions of economic evaluations; predicted capital costs, operating costs, the ability to obtain financing and to market the products, production rates; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore resources, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labor disputes, other risks of the mining industry, delays in obtaining governmental approvals or financing or in the completion of development or construction activities and other factors as described in detail in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.